                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant       [x]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]   Definitive proxy statement.
[ ]   Definitive additional materials
[ ]   Soliciting material under Rule 14a-12

                                 VitalWorks Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:


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(2)   Aggregate number of securities to which transaction applies:


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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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(4)   Proposed maximum aggregate value of transaction:


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(5)   Total fee paid:


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[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
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(2)   Form, Schedule or Registration Statement No.:
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(3)   Filing Party:
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(4)   Date Filed:
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                               [VitalWorks LOGO]

                                 APRIL 28, 2004

Dear Stockholder:

     We cordially invite you to attend the 2004 Annual Meeting of Stockholders of VitalWorks Inc., to be held on Wednesday, June 9, 2004 at the Lounsbury House, 316 Main Street, Ridgefield, Connecticut 06877. The meeting will begin promptly at 10:00 a.m., local time, and we hope that it will be possible for you to attend.

     The items of business are listed in the following Notice of Annual Meeting and are more fully addressed in the attached Proxy Statement.

     Please date, sign, and return your proxy card in the enclosed envelope as soon as possible or follow the instructions on the proxy card to vote over the Internet to assure that your shares will be represented and voted at the Annual Meeting, even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy card or voted over the Internet.

     On behalf of your Board of Directors, thank you for your continued support and interest in VitalWorks.

                                    Sincerely,

                                    /s/ JOSEPH M. WALSH
                                    Joseph M. Walsh
                                    Chairman of the Board, President and
                                    Chief Executive Officer

                                VITALWORKS INC.
                            239 ETHAN ALLEN HIGHWAY
                         RIDGEFIELD, CONNECTICUT 06877
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD WEDNESDAY, JUNE 9, 2004
                             ---------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VitalWorks Inc. will be held on Wednesday, June 9, 2004 at 10:00 a.m., local time, at the Lounsbury House, 316 Main Street, Ridgefield, Connecticut 06877, for the following purposes:

     1. To elect seven (7) members of the Board of Directors to hold office until the 2005 Annual Meeting of Stockholders.

     2. To ratify the selection by the Audit Committee of the Board of Directors of BDO Seidman, LLP as independent auditors for VitalWorks for the year ending December 31, 2004.

     3. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Only the holders of record of common stock of VitalWorks Inc. at the close of business on April 22, 2004 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof. A list of stockholders as of the close of business on April 22, 2004 will be available, during ordinary business hours, for ten (10) days prior to the meeting date for examination by any stockholder, his, her or its agent, or his, her or its attorney.

     Your attention is directed to the Proxy Statement provided with this Notice.

                                          By Order of the Board of Directors,

                                          /s/ JOSEPH M. WALSH
                                          Joseph M. Walsh
                                          Chairman of the Board, President and
                                          Chief Executive Officer

April 28, 2004
Ridgefield, Connecticut

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR FOLLOW THE INSTRUCTIONS ON THE PROXY CARD TO VOTE OVER THE INTERNET IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD OWNER A PROXY IN YOUR NAME.

                                VITALWORKS INC.
                            239 ETHAN ALLEN HIGHWAY
                         RIDGEFIELD, CONNECTICUT 06877

                             ---------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD WEDNESDAY, JUNE 9, 2004
                             ---------------------

     The 2004 Annual Meeting of Stockholders of VitalWorks Inc. will be held on Wednesday, June 9, 2004 at the Lounsbury House, 316 Main Street, Ridgefield, Connecticut 06877, beginning promptly at 10:00 a.m., local time. The enclosed form of proxy is solicited by our Board of Directors. It is anticipated that this Proxy Statement and the accompanying proxy will first be mailed to holders of our common stock on or about April 28, 2004.

     As used in this Proxy Statement, the terms "VitalWorks," the "Company" and "we" each refers to VitalWorks Inc. and shall include its subsidiaries, unless the context otherwise requires.

                              GENERAL INFORMATION

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving a Proxy Statement and proxy card because you own shares of common stock in VitalWorks. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make informed decisions.

     When you sign the proxy card, you appoint Joseph M. Walsh, Michael A. Manto and Stephen Hicks as your representatives at the meeting. Messrs. Walsh, Manto and Hicks will vote your shares at the meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change.

     If an issue comes up for vote at the meeting that is not on the proxy card, Messrs. Walsh, Manto and Hicks will vote your shares in accordance with their best judgment.

WHAT AM I VOTING ON?

     You are being asked to vote on:

     - the election of seven (7) directors; and

     - the ratification of the appointment of BDO Seidman, LLP as our independent auditors.

     No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

WHO IS ENTITLED TO VOTE?

     Only holders of record of common stock of VitalWorks as of the close of business on April 22, 2004 are entitled to vote. This is referred to as the "Record Date." Each share of common stock is entitled to one vote.

HOW DO I VOTE?

     You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted "FOR" the named nominees for directors and "FOR" the ratification of the appointment of the independent auditors.

     You may vote over the Internet. You can access the Internet voting system at the Web address http://www.votestock.com. After you submit the log-in number located on your proxy card, you will be able to vote your shares through an electronic ballot.

     You may vote in person at the meeting. Written ballots will be passed out to anyone who wants to vote at the meeting. If you hold your shares in "street name" (through a broker or other nominee), you must request a legal proxy from your broker or other nominee in order to vote at the meeting.

HOW MANY VOTES DO YOU NEED TO HOLD THE MEETING?

     Shares are counted as present at the meeting if the holder of those shares either is present and votes in person at the meeting or has properly submitted a proxy card.

     As of the Record Date, 43,419,702 shares of our common stock were issued and outstanding. One-third of our outstanding shares as of the Record Date, equal to 14,473,234 shares, must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a "quorum."

     Shares of common stock represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. "Broker non-votes" are shares that are held in a street name by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

     If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

     You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

     - sending written notice to our Corporate Secretary at 239 Ethan Allen Highway, Ridgefield, Connecticut 06877;

     - signing, and returning to us, another proxy with a later date; or

     - voting in person at the meeting.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

     If your shares are held in a street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the election of directors. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine

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matters, or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

     A brokerage firm cannot vote customers' shares on non-routine matters. Therefore, if your shares are held in a street name and you do not vote your proxy, your shares will not be voted on non-routine matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

HOW MANY VOTES MUST THE NOMINEES FOR ELECTION AS DIRECTORS RECEIVE TO BE
ELECTED?

     The seven nominees receiving the highest number of affirmative votes will each be elected as a director. This number is called a plurality.

     If a nominee is unable to stand for election, the Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than seven nominees.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE SELECTION OF THE INDEPENDENT
AUDITORS?

     The selection of the independent auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote.

HOW WILL VOTES BE COUNTED?

     Election of Directors. You may vote "FOR" or you may "WITHHOLD AUTHORITY" on voting for each nominee. A properly executed proxy marked "WITHHOLD AUTHORITY" will not be voted, although it will be counted for purposes of determining whether there is a quorum. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" each of the nominees for director. You may withhold authority to vote for a particular nominee by marking the "FOR" box and striking a line through the name of the nominee. Your shares will then be voted only for the remaining nominees.

     Ratification of the Selection of Independent Auditors. You may vote "FOR" or "AGAINST" the ratification of the selection of the independent auditors, or you may "ABSTAIN" from voting on this issue. Abstentions are counted for purposes of establishing a quorum. Because ratification of the selection of the independent auditors requires a vote "FOR" such ratification by a majority of shares voting, abstentions and "broker non-votes" will have no effect on the outcome of voting on this matter. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" the ratification of the selection of the independent auditors.

     All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and "broker non-votes."

IS MY VOTE CONFIDENTIAL?

     Only the inspector of elections and certain employees of VitalWorks will have access to your proxy card. They will tabulate and certify the vote. All comments will remain confidential unless you ask that your name be disclosed.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

     We will announce preliminary voting results at the meeting and will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2004. That report will be filed with the Securities

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and Exchange Commission, and you can obtain a copy on our website at
http://www.vitalworks.com/ investor_relations/html, by contacting our investor relations department at (203) 894-1300, the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the Securities and Exchange Commission's EDGAR system at http://www.sec.gov.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors has nominated the seven individuals currently serving as directors to stand for election as directors at the Annual Meeting. Each director elected at the Annual Meeting will serve until the 2005 Annual Meeting of Stockholders, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

     Except as otherwise provided herein, the proxy cannot be voted for the election of a person to fill a directorship for which no nominee is named in this Proxy Statement. The Board of Directors has no reason to believe that any of the nominees for the office of director will be unavailable for election as a director. However, if at the time of the Annual Meeting any of the nominees should be unable to serve or, for good cause, will not serve, the persons named in the proxy will vote as recommended by the Board of Directors to elect substitute nominees recommended by the Board of Directors. In no event can a proxy be voted to elect more than seven directors.

     The following list sets forth the names of the nominees and also contains, as to each nominee, certain biographical information, a brief description of principal occupation and business experience, and certain other information. This information has been furnished by the respective individuals. Each individual's age is as of the date of this Proxy Statement.

     Kenneth R. Adams, age 68, has served as a director since March 2001. From 1984 until his retirement in 1998, Mr. Adams served in various capacities with SunGard Data Systems Inc., a provider of integrated information technology solutions to the financial services industry. From October 1988 until December 1995, Mr. Adams was chairman and chief executive officer of the SunGard Disaster Recovery business unit, and from January 1996 until December 1998, Mr. Adams served as chief executive officer of SunGard Healthcare Systems Inc.

     Stephen J. DeNelsky, age 36, has served as a director since March 2001. In March 2003, Mr. DeNelsky joined Copper Arch Capital, LLC as a senior research analyst. From November 2001 through March 2003, he served as the portfolio manager of Forstmann-Leff Associates, LLC. In December 2000, Mr. DeNelsky founded Sapphire Capital Management LLC, a New York-based investment fund, and he served as its managing partner until November 2001. From June 1999 until December 2000, he was a senior research analyst at Credit Suisse First Boston's Health Care Equity Research Group, covering primarily the healthcare information technology and e-health sectors. From January 1996 to June 1999, Mr. DeNelsky occupied senior research analyst positions at Deutsche Banc Alex. Brown, ING Barings Furman Selz and McDonald & Company Securities.

     David B. Shepherd, age 53, has served as a director since June 2001. Since 1990, Mr. Shepherd served, and continues to serve, as a vice president and as the chief financial officer of Louis Dreyfus Property Group Inc., an international commercial property company owned by Louis Dreyfus S.A.S. Prior to joining Louis Dreyfus, from 1975 until 1990, Mr. Shepherd was a certified public accountant with the audit practice of Ernst & Young LLP.

     Lisa W. Zappala, age 44, has served as a director since March 2004. Ms. Zappala is a senior advisor of Aspen Technology, Inc., a supplier of software and services to the process industries. From July 1998 to July 2003 Ms. Zappala worked for Aspen Technology as chief financial officer followed by senior vice

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president through March 2004. From January 1993 to July 1998, she was director of financial operations followed by treasurer at Aspen Technology. Prior to joining Aspen Technology, Ms. Zappala practiced public accounting for more than eleven years at Arthur Andersen & Co. as a certified public accountant. Ms. Zappala also serves on the board of directors of Clark & Reid and Optimum Logistics, two privately held companies.

     Joseph M. Walsh, age 44, has served as our President and Chief Executive Officer and as a director since March 2001 and Chairman since June 2001. From April 2000 until March 2001, Mr. Walsh served as president of our then medical software division. From 1987 until April 2000, Mr. Walsh served as president and chief executive officer of Micro-Designs Software Corporation, a healthcare practice management company specializing in oral and maxillofacial, and plastic surgery practices. We acquired Micro-Designs in 1998.

     Stephen N. Kahane, M.D., M.S., age 46, has served as our Vice Chairman and Chief Strategy Officer and as a director since March 2001. From November 1999 until March 2001, Dr. Kahane served as President of E-Health and then as Chief Strategy Officer of our then medical software division. From October 1996 until November 1999, Dr. Kahane served as president and chief executive officer of Datamedic Holding Corp., a practice management and clinical software company specializing in ophthalmology and general medical practices. We acquired Datamedic in 1999. Prior to joining Datamedic, Dr. Kahane was a co-founder and senior executive at Clinical Information Advantages, Inc., a clinical software company. Dr. Kahane also trained and served on the faculty at The Johns Hopkins Medical Center.

     Michael A. Manto, age 45, has served as our Executive Vice President and as a director since March 2001 and as Chief Financial Officer since April 2001. From July 2000 until March 2001, Mr. Manto served as Executive Vice President of our then medical software division. From 1991 until 2000, Mr. Manto was with Hyperion Solutions Corporation, a multinational business software company, where he served as vice president and corporate controller. Mr. Manto also served as interim chief financial officer of Hyperion Software Corporation. Prior to joining Hyperion, Mr. Manto was a certified public accountant with Ernst & Young LLP.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NAMED NOMINEE.

THE BOARD OF DIRECTORS

     Meetings. In 2003, the Board of Directors held twelve regular meetings and acted five times by unanimous written consent. Each director that served on the Board of Directors in 2003 attended more than 75% of the Board meetings and those committees of which such director was a member. Directors are invited to attend the annual meeting of stockholders but we have no specific policy requiring attendance by directors at such meeting.

     Independent Directors. The Board of Directors has determined that Mr. Adams, Mr. Shepherd, Mr. DeNelsky and Ms. Zappala are each independent directors as defined by the rules of the NASDAQ Stock Market. The independent directors held four executive session meetings in 2003.

     Communications. Stockholders interested in communicating with the Board of Directors or any individual director may do so by writing to: VitalWorks Inc. 239 Ethan Allen Highway, Ridgefield Connecticut 06877 attn: Corporate Secretary, or by email to vwksboard@vitalworks.com. These communications will be forwarded to the appropriate director or directors.

     Code of Business Conduct and Ethics. The Board of Directors adopted a Code of Business Conduct and Ethics effective July 1, 2003 for our directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar

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functions) and employees. This Code is available on our website at
http://www.vitalworks.com/ investor_relations/html. We intend to disclose any amendments to, or waivers from, our Code on our website. Stockholders may request a free copy of the Code by writing to Investor Relations, VitalWorks Inc., 239 Ethan Allen Highway, Ridgefield, Connecticut 06877.

COMMITTEES OF THE BOARD OF DIRECTORS

     Audit Committee. The Board of Directors maintains a standing Audit Committee. Throughout 2003 and until March 2004, the Audit Committee was composed of Kenneth R. Adams, Stephen J. DeNelsky and David B. Shepherd. In March 2004 Lisa W. Zappala replaced Mr. Adams on the Audit Committee. All Audit Committee members are independent directors as defined by the rules of the NASDAQ Stock Market, and both Mr. Shepherd, the chair of the Audit Committee, and Ms. Zappala are audit committee financial experts as defined by the rules of the Securities and Exchange Commission. As the chair of the Audit Committee, Mr. Shepherd, along with the Company's general counsel, is a designated recipient for any complaints or reported violations concerning the Company's Code of Business Conduct and Ethics. The Audit Committee held nine meetings during 2003.

     The Board of Directors adopted a revised written charter for the Audit Committee. A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix A and is available on our website at http://www.vitalworks.com/investor_relations/html. The principal functions of the Audit Committee are set forth in its charter and the report of the Audit Committee is set forth in this Proxy Statement.

     Compensation Committee. The Board of Directors maintains a standing Compensation Committee. In 2003, the Compensation Committee consisted of Messrs. Adams, DeNelsky and Shepherd. All Compensation Committee members are independent directors as defined by the rules of the NASDAQ Stock Market. The Compensation Committee held three meetings during 2003.

     The principal functions of the Compensation Committee are to establish the compensation policies applicable to the executive officers and certain other officers, and determine the annual compensation of each such officer, exercise all rights, authority and functions of the Board of Directors under the various stock incentive plans and perform such other duties as the Board of Directors from time to time may direct.

     Nominating Committee. The Board of Directors maintains a standing Nominating Committee. In 2003, the Board of Directors formed a Special Committee to identify and evaluate director candidates consisting of Messrs. Adams, DeNelsky and Shepherd. Subsequently, the Board converted the Special Committee to the Nominating Committee and adopted a charter. The written charter for the Nominating Committee is available on our website at http://www.vitalworks.com/investor_relations/html. All members of the Nominating Committee are independent directors as defined by the rules of the NASDAQ Stock Market. The Nominating Committee and its predecessor committee each held one meeting during 2003.

     The process followed by the Nominating Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Committee and the Board.

     In considering whether to recommend any particular candidate for inclusion in the Board's slate of recommended director nominees, the Nominating Committee will apply the criteria set forth in our Nominating Committee charter. These criteria include the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, including such factors as independence, business experience, diversity, and personal skills in software, other technology, finance, marketing, business, financial reporting, accounting, health care and other areas that are expected to

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contribute to an effective Board. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

     Stockholders may recommend individuals to the Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to: Nominating Committee, c/o General Counsel, VitalWorks Inc 239 Ethan Allen Highway, Ridgefield, CT 06877. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

     Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the Committee or the Board, by following the procedures set forth under "Stockholder Proposals" on page 21 of this Proxy Statement.

     At the Annual Meeting, stockholders will be asked to consider the election of Lisa W. Zappala, who has been nominated for election as director for the first time. Ms. Zappala is an independent director as defined by the rules of the NASADQ Stock Market. Ms. Zappala was originally proposed to the Nominating Committee by our independent auditors, BDO Seidman, LLP and, upon the recommendation of the Nominating Committee, the Board determined to include Ms. Zappala among its nominees.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the directors, executive officers and the holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of copies of filings made by reporting persons with the Securities and Exchange Commission or written representations from certain reporting persons that no Form 5 filing was required for such person, we believe that during fiscal year 2003, all filings required to be made by our reporting persons were timely made in accordance with the requirements of the Exchange Act.

COMPENSATION OF DIRECTORS

     We do not pay directors who are also VitalWorks employees any additional compensation for their services as directors.

     During 2003, non-employee directors Messrs. Adams, DeNelsky and Shepherd received $1,500 per calendar quarter and in 2004 each of these directors will receive a one time cash payment of $20,000. In addition, beginning in 2004 each non-employee director will receive $4,000 for each calendar quarter, or a pro rata portion thereof, of service as a director. Beginning in 2005 each director shall receive an additional $10,000 in cash or equity based compensation on each anniversary date of the director's election to the Board.

     We also compensate our non-employee directors through our Directors Stock Option Plan, adopted by our directors and approved by our stockholders in June 1998. The Directors Stock Option Plan provides to each director who is not an employee of VitalWorks or its subsidiaries, at the time he or she is first appointed or elected to the Board of Directors, an option to purchase 10,000 shares of common stock. On each anniversary of such director's service on the Board, each non-employee director receives an annual grant of an option to purchase 2,500 shares of common stock pursuant to the Directors Stock Option Plan. The Directors Stock Option Plan also allows the Compensation Committee of the Board of Directors to make additional grants of options to non-employee directors; however, in practice, the Board of Directors approves, at its discretion and upon the recommendation of the Compensation Committee, additional grants of options to non-employee directors. All options granted under the Directors Stock Option Plan vest at a rate of 50% upon completion of one year of service as a director after the date of grant and 50% upon completion of the second year of service as a director after the date of grant. Generally, no option is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable only by the optionee during his or her lifetime. The exercise price of all options will be the fair market value of the shares of common stock on the trading day immediately preceding the date of grant, and the term of each option may not exceed ten years. Unless terminated sooner by the Board of Directors, the Directors Stock Option Plan will continue in effect for a period of ten years or until all options outstanding thereunder have expired or been exercised. As of December 31, 2003, there were 333,334 shares of common stock reserved for issuance under the Directors Stock Option Plan. In addition, as of December 31, 2003, options to acquire 66,250 shares of our common stock had been granted and were outstanding pursuant to the Directors Stock Option Plan at a weighted average exercise price of $3.03 per share.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning beneficial ownership of our outstanding common stock as of April 12, 2004 by:

     - each stockholder that we know is the beneficial owner of more than 5% of our outstanding common stock;

     - each of our directors;

     - each individual named in the Summary Compensation Table; and

     - all of our directors and executive officers as a group.

     Information with respect to "beneficial ownership" shown in the table below is based on information supplied by the respective beneficial owners. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. For purposes of calculating the percentage beneficially owned by a particular beneficial owner, the shares of common stock deemed outstanding include 43,419,702 shares outstanding as of April 12, 2004, plus all common stock issuable on exercise of options within 60 days of April 12, 2004 held by the particular beneficial owner ("Presently Exercisable Options"). Presently Exercisable Options are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, the mailing address of each beneficial owner is c/o VitalWorks Inc., 239 Ethan Allen Highway, Ridgefield, Connecticut 06877.

                                                                 SHARES        PERCENTAGE
                                                              BENEFICIALLY    BENEFICIALLY
NAME OF BENEFICIAL OWNER                                         OWNED           OWNED
------------------------                                      ------------    ------------
William Blair & Company, L.L.C.(1)..........................   4,038,530           9.3%
ValueAct Capital(2).........................................   2,987,655           6.9%
Joseph M. Walsh(3)..........................................   2,884,280           6.4%
Corsair Capital(4)..........................................   2,750,709           6.3%
Stephen N. Kahane, M.D., M.S.(5)............................   1,758,580           3.9%
Michael A. Manto(6).........................................   1,409,823           3.2%
C. Daren McCormick(7).......................................     289,430             *
Stephen Hicks(8)............................................     245,721             *
Kenneth R. Adams(9).........................................     230,650             *
David B. Shepherd(10).......................................      46,250             *
Stephen J. DeNelsky(11).....................................      38,750             *
Lisa Zappala................................................          --             *
All directors and executive officers as a group (11
  persons)(12)..............................................   7,105,445          14.5%

---------------

  *  Less than one percent.

 (1) Based solely upon a Schedule 13G filed by William Blair & Company, L.L.C. on February 6, 2004. The address of William Blair & Company, L.L.C. is 222
     W. Adams Street, Chicago Illinois 60606.

 (2) Based solely upon Amendment No. 3 to Schedule 13D filed jointly by ValueAct Capital Partners, L.P., ValueAct Capital Partners II, L.P., ValueAct Capital International, Ltd., VA Partners, L.L.C., Jeffrey W. Ubben, George
     F. Hamel, Jr. and Peter H. Kamin (together, "ValueAct Capital"), on April 12, 2004. Includes 2,124,407 shares beneficially owned by ValueAct Capital Partners, L.P., 269,910 shares beneficially owned by ValueAct Capital Partners II, L.P. and 593,338 shares beneficially owned by ValueAct International, Ltd. According to Amendment No. 3 to Schedule 13D filed by ValueAct Capital, shares reported as beneficially owned by each of ValueAct Capital Partners, L.P., ValueAct Capital Partners II, L.P. and ValueAct Capital International, Ltd. are also reported as beneficially owned by VA Partners, L.L.C. as investment manager of ValueAct Capital International, Ltd. and as General Partner of ValueAct Capital Partners, L.P., and ValueAct Capital Partners II, L.P., and by Jeffrey W. Ubben, George F. Hamel, Jr. and Peter H. Kamin as controlling persons of the General Partner. By reason of such relationships, each of these persons is reported as having shared power to vote or to direct the vote, and shared power to dispose or direct the disposition of such shares. The address of ValueAct Capital is One Maritime Plaza, Suite 1400, San Francisco, California 94111.

 (3) Includes 1,861,776 shares underlying options exercisable within 60 days of April 12, 2004. Excludes 6,511 shares and 104,986 shares underlying options exercisable within 60 days of April 12, 2004 held by Mr. Walsh's spouse, a management employee of the Company.

 (4) Based solely upon a Schedule 13G filed jointly by Corsair Capital Partners, L.P. ("Corsair Capital"), Corsair Long Short International, Ltd. ("Corsair International"), Corsair Select, L.P. ("Corsair Select"), Corsair Capital Partners 100, L.P. ("Corsair 100"), Corsair Capital Investors, Ltd. ("Corsair Investors"), Corsair Capital Management, L.L.C. ("Corsair Management"), Jay R. Petschek ("Mr. Petschek") and Steven Major ("Mr. Major") (collectively, the "Reporting Persons"), on February 13. 2004. According to the Schedule 13G: Corsair Capital beneficially owns 1,188,806 shares of Common Stock. Corsair International beneficially owns 94,500 shares of Common Stock. Corsair Select beneficially owns 742,368 shares of Common Stock. Corsair 100 beneficially owns 50,933 shares of Common Stock. Corsair Investors beneficially owns 78,702 shares of Common Stock. Corsair Management, as the investment manager of each of Corsair Capital,

     Corsair International, Corsair Select, Corsair 100 and Corsair Investors is deemed to beneficially own the 2,155,309 shares of Common Stock beneficially owned by them and an additional 462,200 shares of Common Stock held in separate accounts managed by it. Mr. Petschek, as a controlling person of Corsair Management, is deemed to beneficially own the 2,617,509 shares of Common Stock beneficially owned by Corsair Management and the beneficial owner of an additional 52,300 shares of Common Stock that he owns personally or through separate accounts managed by him. Mr. Major is a controlling person of Corsair Management and is deemed to beneficially own the 2,617,509 shares of Common Stock beneficially owned by Corsair Management and the beneficial owner of an additional 80,900 shares of Common Stock that he owns personally or through separate accounts managed by him. Collectively, the Reporting Persons beneficially own 2,750,709 shares of Common Stock. The address for each of Corsair Capital, Corsair Select, Corsair 100, Corsair Management, Mr. Petschek and Mr. Major is 350 Madison Avenue, 9th Floor, New York, New York 10017. The address for each of Corsair International and Corsair Investors is c/o M&C Corporate Services Limited, P.O. Box 309, Ugland House, 113 South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies.

 (5) Includes 1,723,324 shares underlying options exercisable within 60 days of April 12, 2004.

 (6) Includes 1,332,502 shares underlying options exercisable within 60 days of April 12, 2004.

 (7) Includes 284,669 shares underlying options exercisable within 60 days of April 12, 2004.

 (8) Includes 213,988 shares underlying options exercisable within 60 days of April 12, 2004.

 (9) Includes 5,000 shares underlying options exercisable within 60 days of April 12, 2004 and includes 14,000 shares held by a private corporation controlled by Mr. Adams. Excludes 200 shares held by Mr. Adams's spouse.

(10) Includes 26,250 shares underlying options exercisable within 60 days of April 12, 2004.

(11) Includes 28,750 shares underlying options exercisable within 60 days of April 12, 2004.

(12) Includes 5,664,376 shares underlying options exercisable within 60 days of April 12, 2004.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

     The following table sets forth information regarding total compensation paid by VitalWorks for services rendered by the individuals who, as of December 31, 2003, served as our Chief Executive Officer and our four other most highly compensated executive officers whose annual salary and bonus exceeded $100,000 during 2003 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM COMPENSATION
                                                                                -----------------------
                                          ANNUAL COMPENSATION       OTHER       RESTRICTED   SECURITIES
                                          --------------------      ANNUAL        STOCK      UNDERLYING     ALL OTHER
                                 FISCAL    SALARY      BONUS     COMPENSATION     AWARDS      OPTIONS      COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR       ($)        ($)         ($)(1)         ($)          (#)           ($)(2)
---------------------------      ------   ---------   --------   ------------   ----------   ----------    ------------
Joseph M. Walsh(3).............   2003     310,000         --          --            --            --          8,000
  President and Chief Executive   2002     295,000    295,000          --            --            --         11,000
  Officer                         2001     250,000    250,000          --            --           200(4)      10,200
Stephen N. Kahane, M.D., M.S.(3). 2003     230,000         --          --            --            --          8,000
  Vice Chairman and Chief         2002     220,000    220,000          --            --            --         11,000
  Strategy Officer                2001     178,428    190,000          --            --           200         10,200
Michael A. Manto(3)............   2003     230,000         --          --            --            --          8,000
  Executive Vice President and    2002     220,000    220,000          --            --            --         11,000
  Chief Financial Officer         2001     190,000    190,000          --            --           100          4,768
C. Daren McCormick(3)..........   2003     185,000         --          --            --            --          5,450
  Vice President, General         2002     175,000    175,000          --            --           200          7,875
  Manager                         2001     136,250    140,000          --            --        29,833          8,288
Stephen Hicks(3)...............   2003     190,000         --          --            --            --          8,000
  Vice President, General         2002     180,000    144,000          --            --            --         11,000
  Counsel and Corp. Secretary     2001     145,000    128,000          --            --           100         10,200

---------------
(1) Does not include compensation in the form of perquisites or other personal benefits for Messrs. Walsh, Manto, McCormick and Hicks and Dr. Kahane because such perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for Messrs. Walsh, Manto, McCormick or Hicks or Dr. Kahane during those years.

(2) Represents 401(k) savings plan contributions by VitalWorks. The 2001 contributions for some of the Named Executive Officers were adjusted in 2002 in accordance with applicable 401(k) rules.

(3) Messrs. Walsh, Manto, McCormick and Hicks and Dr. Kahane became executive officers of VitalWorks in March 2001.

(4) Does not include options to purchase 15,016 shares of our common stock granted to Mr. Walsh's spouse, a management employee of the Company.

OPTION GRANTS IN LAST FISCAL YEAR

     During 2003 there were no stock option grants made to the Named Executive Officers.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     Shown below is information with respect to the number of VitalWorks shares acquired upon exercise of stock options and the aggregate gains realized on exercises during 2003 for the Named Executive Officers. The table also sets forth the number of shares covered by exercisable and unexercisable options held by these executive officers on December 31, 2003 and the aggregate gains that would have been realized had these options been exercised on December 31, 2003, even though these options were not exercised, and the unexercisable options could not have been exercised at that time.

                                                           NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                            SHARES                    OPTIONS AT FISCAL YEAR END(#)       FISCAL YEAR END($)(1)
                          ACQUIRED ON      VALUE      ------------------------------   ---------------------------
NAME                      EXERCISE(#)   REALIZED($)   EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                      -----------   -----------   ------------    --------------   -----------   -------------
Joseph M. Walsh(2)......       --            --        1,861,776             623       $4,316,375      $  1,458
Stephen N. Kahane, M.D.,
  M.S. .................       --            --        1,723,324             623       $2,906,965      $  1,108
Michael A. Manto........       --            --        1,332,502             100       $3,091,405      $    192
C. Daren McCormick......       --            --          280,542          98,614       $  636,368      $231,352
Stephen Hicks...........       --            --          213,988             100       $  496,452      $    192

---------------
(1) The closing price for our common stock as reported by the NASDAQ National Market on December 31, 2003 was $4.42. The value is calculated on the basis of the difference between the option exercise price and $4.42, multiplied by the shares of common stock underlying the option.

(2) Does not include the following options held by Mr. Walsh's spouse, a management employee of the Company: (i) exercisable options to purchase 103,134 shares of our common stock, of which 102,711 shares are in-the-money, with a value at fiscal year end of $243,049 and (ii) unexercisable options to purchase 50,841 shares of our common stock, all of which are in-the-money with a value at fiscal year end of $119,957.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2003:

                                         (A)                     (B)                         (C)
                               -----------------------   --------------------   ------------------------------
                                                                                NUMBER OF SECURITIES REMAINING
                               NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE     AVAILABLE FOR FUTURE ISSUANCE
                               BE ISSUED UPON EXERCISE    EXERCISE PRICE OF       UNDER EQUITY COMPENSATION
                               OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,    PLANS (EXCLUDING SECURITIES
PLAN CATEGORY                    WARRANTS AND RIGHTS     WARRANTS AND RIGHTS       REFLECTED IN COLUMN (A))
-------------                  -----------------------   --------------------   ------------------------------
Equity compensation plans
  approved by security
  holders(1).................         2,087,691                 $4.88                      7,100,843(2)
Equity compensation plans not
  approved by security
  holders(3).................         7,044,287                 $2.15                     12,084,376
                                      ---------                                           ----------
Total........................         9,131,978                 $2.77                     19,185,219(2)
                                      =========                                           ==========

---------------

(1) Consists of our:

        - 2002 Employee Stock Purchase Plan

        - 1996 Stock Option Plan

        - Length-of-Service Nonqualified Stock Option ("LOSSO") Plan

        - Directors Stock Option Plan

(2) Includes 1,269,175 shares issuable under our LOSSO Plan. Effective July 1, 2002, we discontinued granting options under the LOSSO Plan. Also includes 404,759 shares issuable under our 2002 Employee Stock Purchase Plan.

(3) Consists of our 2000 Broad-Based Stock Plan (the "2000 Plan"), for which stockholder approval was neither sought nor obtained, and which was adopted by the Board of Directors effective June 13, 2000. The 2000 Plan has 21,166,700 shares of common stock of the Company reserved for nonqualified option grants, stock appreciation right grants or stock grants. As of December 31, 2003, 12,084,376 shares remain available for grant under the 2000 Plan.

    Directors and employees are eligible to receive grants under the 2000 Plan, which is administered by our Compensation Committee. The Compensation Committee approves options, rights or stock grants under the 2000 Plan, including (i) the number of shares of common stock covered by such options, rights or stock grants, (ii) the dates upon which such options, rights or stock grants become exercisable (which is typically over a three-to four-year period), (iii) the exercise price of such options, rights or stock grants (which may not be less than the fair market value of a share of stock on the date the option or right is granted), and (iv) the duration of the options, rights or stock grants (which may not exceed ten years). The Compensation Committee has delegated to our Chief Executive Officer the authority to grant options under the 2000 Plan to new and current employees, other than executive officers and certain other officers. As of December 31, 2003, our Chief Executive Officer had the authority to grant options for up to 173,000 shares.

     No options, rights or stock grants may be awarded under the 2000 Plan after June 13, 2010.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

     The following are descriptions of the employment and change of control arrangements with our Named Executive Officers.

     We entered into a new one year employment agreement with Mr. Walsh on April 26, 2004 which employment agreement is effective as of January 1, 2004 and supersedes the prior employment agreement executed July 2000. The agreement provides for an annual base salary of $310,000 and the grant of options to purchase 150,000 shares of our common stock at fair market value on the grant date that vest on the sixth anniversary of the grant date.

     We entered into a new one year employment agreement with Dr. Kahane on April 26, 2004 which employment agreement is effective as of January 1, 2004 and supersedes the prior employment agreement executed July 2000. The agreement provides for an annual base salary of $236,000 and the grant of options to purchase 115,000 shares of our common stock at fair market value on the grant date that vest on the sixth anniversary of the grant date.

     We entered into a new one year employment agreement with Mr. Manto on April 26, 2004 which employment agreement is effective as of January 1, 2004 and supersedes the prior employment agreement executed July 2000. The agreement provides for an annual base salary of $230,000 and the grant of options to purchase 105,000 shares of our common stock at fair market value on the grant date that vest on the sixth anniversary of the grant date.

     We entered into a new one year employment agreement with Mr. Hicks on April 26, 2004 which employment agreement is effective as of January 1, 2004 and supersedes the prior employment agreement executed August 2000. The agreement provides for an annual base salary of $195,000 and the grant of options to purchase 90,000 shares of our common stock at fair market value on the grant date that vest on the sixth anniversary of the grant date.

     Each of the agreements with the Named Executive Officers provides for incentive compensation pursuant to a program established by the Compensation Committee in the event that certain performance goals are met and includes a cash bonus payment and the acceleration of vesting for a certain percentage of the options granted to purchase shares of our common stock. The agreements also include a severance payment, upon the termination of employment by VitalWorks without cause or upon non-renewal of the employment agreement, payable in accordance with our normal payroll procedure, equal to one and one-half times the then-current annual base salary, payment of the cash bonus if we meet certain performance goals, and the payment of health insurance premiums for eighteen months. The agreements also include a severance payment, payable in accordance with our normal payroll procedure, equal to two times the then-current annual base salary and the payment of health insurance premiums for eighteen months in the event of a change in control of VitalWorks. The agreements provide for an additional gross-up payment to be made to the Named Executive Officers in the event that, upon a change in control of VitalWorks, any payments to such Named Executive Officers would be subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended. The agreements contain certain non-compete, non-solicit and non-disclosure provisions to protect the Company's interests, and permit the Named Executive Officers to participate in our employee benefit programs.

                      REPORT OF THE COMPENSATION COMMITTEE

     In 2003, the Compensation Committee consisted of Messrs. Adams, DeNelsky and Shepherd. It is the Compensation Committee's responsibility to:

     - establish the compensation policies applicable to the executive officers and certain other officers and determine the annual compensation, including the grant of stock awards intended to be sec.162(m) compliant, of each executive officer;

     - exercise all rights, authority and functions of the Board of Directors under the various stock incentive plans; and

     - perform such other duties as the Board of Directors from time to time may direct.

     In performing these duties, we consider recommendations from management along with other factors.

THE COMPENSATION COMMITTEE'S PHILOSOPHY

     Our philosophy on establishing executive compensation is to:

     - foster a high-performance culture that motivates and retains high-performing executives; and

     - create a comprehensive incentive compensation plan which may include a combination of stock-based and cash compensation.

     In implementing this philosophy, we establish executive compensation policies based on current corporate performance, the potential for future performance gains, whether stockholder value has been or will be enhanced, and competitive market conditions for executives in similar positions at local, regional and national companies having similar revenues and number of employees. We evaluate these factors for each executive officer on an annual basis, including consideration of the contribution made by each officer over the prior fiscal year. The compensation package for officers of VitalWorks includes a combination of salary, bonus and stock option grants with vesting acceleration based on attainment of specified financial goals. We believe that stock-based compensation in the form of stock option grants is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value and presents the best opportunity for us to establish executive compensation that will foster the overall development of VitalWorks.

     Our executive compensation provides an overall level of compensation opportunity that the Compensation Committee believes is competitive with companies in our industry of comparable size and complexity. In 2003, the Compensation Committee considered third-party survey data in setting the 2003 base salaries and bonus targets for our top executives. Our objective in setting base salaries is to provide total cash compensation at a level that is at the median range for comparable companies.

     Bonus. In 2003, we did not award our executive officers performance-based year-end bonuses. With respect to executive officer bonuses for 2004, the Compensation Committee adopted a specific income and revenue target-based bonus plan.

     Stock Option Grants. Options granted to our executive officers have an exercise price equal to at least 100% of the fair market value of VitalWorks common stock on the date of grant and expire not later than ten years from the date of grant. It is currently the practice of the Compensation Committee to grant to our executive officers stock options which generally vest six years from the date of the grant and an acceleration of the vesting period if specific income and revenue targets are met. Option awards for our executive officers are based on the Compensation Committee's assessment of the contributions to VitalWorks of each officer and recommendations of the Chief Executive Officer for officers other than the Chief Executive Officer. There were no options granted to executive officers by the Compensation Committee in 2003.

     Chief Executive Officer Compensation. We followed the same policies described above in setting the compensation package for our Chief Executive Officer in 2003. During 2003 Mr. Walsh served as our Chief Executive Officer under an employment contract dated July 24, 2000, which was approved by a previous Compensation Committee. Mr. Walsh's compensation for 2003 consisted of an annual base salary of $310,000.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Code generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to its executive officers through option issuances under the Company's stock incentive plans in a manner that is intended to avoid disallowance of deductions under Section 162(m). However, because our stock incentive plans do not satisfy the requirements necessary to treat compensation attributable to stock options as qualified performance-based compensation, it is possible that such compensation may be subject to the Section 162(m) limit in future periods. In addition, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees. As noted above, there were no stock options granted to executive officers in 2003.

                                          By the Compensation Committee:
                                          Kenneth R. Adams
                                          Stephen J. DeNelsky
                                          David B. Shepherd

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 2003, the Compensation Committee consisted of Messrs. Adams, DeNelsky and Shepherd. None of Messrs. Adams, DeNelsky or Shepherd has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.

     None of the Company's executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of the Company or member of the Compensation Committee.

                         REPORT OF THE AUDIT COMMITTEE

     Throughout 2003 and until March 2004, the Audit Committee was composed of Kenneth R. Adams, Stephen J. DeNelsky and David B. Shepherd. In March 2004 Lisa
W. Zappala replaced Mr. Adams on the Audit Committee. The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in April 2001 and subsequently amended in March 2004. A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix A. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the NASDAQ Stock Market, and Mr. Shepherd and Ms. Zappala are audit committee financial experts as defined by the rules of the Securities and Exchange Commission.

     The Audit Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2003 and independently discussed those financial statements with the Company's management and with the Company's independent auditors, BDO Seidman, LLP. Furthermore, the Audit Committee reviewed and discussed with the Company's independent auditors the extended audit procedures conducted quarterly by the independent auditors regarding the Company's recognition of revenues and capitalized software costs.

     Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Company's independent auditors also perform timely reviews of the Company's unaudited quarterly financial statements and issue a separate review report on those financial statements. The Audit Committee is solely and directly responsible for appointing, evaluating, retaining, compensating, overseeing and, when necessary, terminating the engagement of the independent auditor. The Audit Committee pre-approves all audit services and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting and financial personnel and the independent auditors, the following:

     - the plan for, and the independent auditors' report on, each audit and review of the Company's financial statements;

     - the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to our stockholders;

     - management's selection, application and disclosure of critical accounting policies;

     - changes in the Company's accounting practices, principles, controls or methodologies;

     - the Audit Committee's charter;

     - significant developments or changes in accounting rules applicable to the Company; and

     - the adequacy of the Company's internal controls and accounting and financial personnel.

     The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with BDO Seidman, LLP, the Company's independent auditors.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that in the auditors' professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. The Audit Committee discussed with the independent auditors the matters disclosed in this letter and their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of the other, non-audit related services to the Company, which are described in "Independent Accountant Fees and Other Matters" below, is compatible with maintaining such auditors' independence.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

                                          By the Audit Committee:
                                          David B. Shepherd
                                          Stephen J. DeNelsky
                                          Kenneth R. Adams
                                          Lisa W. Zappala

INDEPENDENT ACCOUNTANT FEES AND OTHER MATTERS

     The following table summarizes the fees of BDO Seidman, LLP, our independent auditor, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

FEE CATEGORY                                                    2003       2002
------------                                                  --------   --------
Audit Fees(1)...............................................  $309,900   $241,000
Audit-Related Fees(2).......................................   300,400     24,000
Tax Fees(3).................................................    95,000         --
All Other Fees..............................................        --         --
                                                              --------   --------
  Total Fees................................................  $705,300   $265,000
                                                              ========   ========

---------------

(1) Audit fees consist of fees for the audit of our financial statements including quarterly testing regarding the Company's recognition of revenues and capitalized software costs, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2) Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees". These services relate to due diligence related to mergers and acquisitions, employee benefit audits, accounting consultations and audits in connection with acquisitions, internal control reviews, and consultations concerning financial accounting and reporting standards.

(3) Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to preparation of original and amended tax returns, claims for refunds and tax payment-planning services, accounted for $51,000 of the total tax fees paid for 2003. Tax advice and tax planning services relate to, tax advice related to mergers and acquisitions, employee benefit plans and assistance with tax audits and appeals.

PRE-APPROVAL POLICY AND PROCEDURES

     The Audit Committee's policy on the pre-approval of services provided by the independent auditors is set forth in its charter. A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix A.

                         STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the cumulative total return on our common stock with the NASDAQ National Market index (U.S. companies) and Russell 2000 index for the period from December 31, 1998 to December 31, 2003. The comparison assumes that $100 was invested on December 31, 1998 in our common stock and in each of the comparison indices, and assumes reinvestment of dividends, where applicable. The comparisons shown in the graph below are based upon historical data and the Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's common stock. Information used in the graph was obtained from Research Data Group, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
          AMONG VITALWORKS INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                           AND THE RUSSELL 2000 INDEX

                              (PERFORMANCE GRAPH)

                           12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
                           --------   --------   --------   --------   --------   --------
VitalWorks common stock      $100       $190       $ 23       $ 35       $24        $ 27
NASDAQ National Market
  index                       100        191        128         70        65          91
Russell 2000 index            100        121        118        121        96         141

---------------
* $100 invested on 12/31/98 in stock or index -- including reinvestment of dividends. Fiscal year ending December 31.

                                   PROPOSAL 2

                       SELECTION OF INDEPENDENT AUDITORS

     Subject to ratification by the stockholders at the Annual Meeting, the Audit Committee of the Board of Directors has selected the firm of BDO Seidman, LLP as independent auditors for VitalWorks for the year ending December 31, 2004. If the stockholders do not ratify the selection of BDO Seidman, LLP, the Audit Committee will reconsider the matter. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR VITALWORKS FOR THE YEAR ENDING DECEMBER 31, 2004.

                                 OTHER MATTERS

ANNUAL REPORT TO STOCKHOLDERS

     The Annual Report of VitalWorks for the year ended December 31, 2003, including audited financial statements, accompanies this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

ANNUAL REPORT ON FORM 10-K

     OUR INTERNET ADDRESS IS HTTP://WWW.VITALWORKS.COM. THE INFORMATION ON OUR WEBSITE IS NOT A PART OF, OR INCORPORATED INTO, THIS PROXY STATEMENT PURSUANT TO
SECTION 14(A) OF THE EXCHANGE ACT. WE MAKE AVAILABLE ON OUR WEBSITE, AND WE WILL PROVIDE WITHOUT CHARGE AT THE WRITTEN REQUEST OF ANY HOLDER OF OUR COMMON STOCK OF RECORD AS OF THE CLOSE OF BUSINESS ON APRIL 22, 2004, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT EXHIBITS THERETO. WE WILL PROVIDE COPIES OF THE EXHIBITS UPON WRITTEN REQUEST BY ELIGIBLE STOCKHOLDERS, FOR WHICH WE MAY IMPOSE A FEE, LIMITED TO OUR REASONABLE EXPENSES IN PROVIDING SUCH EXHIBITS. REQUESTS FOR COPIES OF THE EXHIBITS TO OUR ANNUAL REPORT ON FORM 10-K SHOULD BE MAILED TO:

                                          VITALWORKS INC.
                                          ATTN: INVESTOR RELATIONS
                                          239 ETHAN ALLEN HIGHWAY
                                          RIDGEFIELD, CONNECTICUT 06877

NO INCORPORATION BY REFERENCE OF COMMITTEE REPORTS OR STOCK PRICE PERFORMANCE GRAPH

     The information in this Proxy Statement under the captions "Report of the Compensation Committee," "Report of the Audit Committee" and "Stock Price Performance Graph" should not be deemed to have been filed with the Securities and Exchange Commission and such information shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate such information by reference.

STOCKHOLDER PROPOSALS

     Proposals to be included in the Proxy Statement. We expect to hold our 2005 Annual Meeting of Stockholders in June 2005 and we expect to mail our Proxy Statement in connection therewith by April 2005. Accordingly, proposals of stockholders that are intended to be presented at our 2005 Annual Meeting of Stockholders must comply with Rule 14a-8 under the Exchange Act and our bylaws. Proposals must be submitted in writing and received by the Corporate Secretary at the address above on or before December 29, 2004 in order to be considered for inclusion in the Proxy Statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

     Other Proposals (not to be included in the Proxy Statement). According to our Second Amended and Restated Bylaws, a stockholder proposal may only be acted upon at an annual meeting of stockholders if the stockholder gives us notice of such proposal at least 90 but not less than 60 days before such annual meeting; provided, however, that if we give less than 60 days notice or prior public disclosure of the date of the annual meeting, notice by the stockholder must be given to us not later than the tenth day following the earlier of the date on which such notice of the meeting was mailed or the date on which such public disclosure was made. Accordingly, any stockholder proposals intended to be presented from the floor at our 2005 Annual Meeting of Stockholders must be submitted in writing at least 90 but not less than 60 days from such meeting, except as noted above, or the persons appointed as proxies may exercise their discretionary voting authority with respect to the stockholder proposal.

OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no other matters which may properly be and are likely to be brought before the meeting, other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

EXPENSES OF SOLICITATION

     VitalWorks will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement and the accompanying proxy card. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others so that they may forward such materials to such beneficial owners. VitalWorks may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners.

HOUSEHOLDING

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number:

                                          VitalWorks Inc.
                                          Attn: Investor Relations
                                          239 Ethan Allen Highway
                                          Ridgefield, Connecticut 06877
                                          Telephone: (203) 894-1300

     If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

                                          By Order of the Board of Directors,

                                          /s/ JOSEPH M. WALSH
                                          Joseph M. Walsh
                                          Chairman of the Board, President and
                                          Chief Executive Officer

Ridgefield, Connecticut
April 28, 2004

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE OR VOTE OVER THE INTERNET. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES OR VOTED OVER THE INTERNET.

                                                                      APPENDIX A

                                VITALWORKS INC.

                            AUDIT COMMITTEE CHARTER

A. PURPOSE

     The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

B. STRUCTURE AND MEMBERSHIP

     1. Number. Except as otherwise permitted by the applicable NASDAQ rules, the Audit Committee shall consist of at least three members of the Board of Directors.

     2. Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

     3. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

     4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

     5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

     6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C. AUTHORITY AND RESPONSIBILITIES

     1. General. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the firm of independent auditors and the engagement executive(s) ("Independent Auditor"), in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The Independent Auditor is responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the Independent Auditor's report.

     2. Oversight of Independent Auditors.

          i. Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the Independent Auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the Independent Auditor it appoints.

          ii. Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the Independent Auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the Independent Auditor describing all relationships between the Independent Auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the Independent Auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the Independent Auditor.

          iii. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the Independent Auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the Independent Auditor established by the Audit Committee.

          iv. Pre-approval of Services. The Audit Committee shall pre-approve all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the Independent Auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

          v. Oversight. The Independent Auditor shall report directly to the Audit Committee, and the Audit Committee shall have direct responsibility for overseeing the work of the Independent Auditor, including resolution of disagreements between Company management and the Independent Auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the Independent Auditor regarding:

             a) critical accounting policies and practices;

             b) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

             c) other material written communications between the Independent Auditor and Company management.

          vi. The Audit Committee should review with the Independent Auditor:

             a) any audit problems or difficulties the Independent Auditor encountered in the course of the audit work and management's response, including any restrictions on the scope of the Independent Auditor's activities or on access to requested information and any significant disagreements with management;

             b) major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

             c) analyses prepared by management and/or the Independent Auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

             d) the effect of regulatory and accounting initiatives on the financial statements of the Company.

          vii. In connection with its oversight role, the Audit Committee should also review with the Independent Auditor, from time to time as appropriate:

             a) any accounting adjustments that were noted or proposed by the Independent Auditor but were "passed" (as immaterial or otherwise);

             b) any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Company;

             c) accounting for unusual transactions; and

             d) any recent SEC comments on the Company's SEC reports, including in particular any unresolved or future-compliance comments.

          viii. The Audit Committee should meet with the Independent Auditor prior to the audit to discuss the planning and staffing of the audit.

          ix. The Audit Committee should obtain and review a copy of the most recent inspection report of the independent audit firm issued by the Public Company Accounting Oversight Board pursuant to Section 104 of the Sarbanes-Oxley Act.

     3. Audited Financial Statements.

          i. Review and Discussion. The Audit Committee shall review and discuss with the Company's management and Independent Auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU sec. 380) requires discussion.

          ii. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

          iii. Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

     4. Review of Other Financial Disclosures.

          i. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the Independent Auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the Independent Auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee if the Company proposes to disclose interim financial information and the status of the Independent Auditor's review of interim financial information to be disclosed.

          ii. Quarterly Financial Statements. The Audit Committee shall discuss with the Company's management and Independent Auditor the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", and endeavor to review each 10-Q prior to filing.

     5. Controls and Procedures.

          i. Oversight. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the certifications of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

          ii. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

          iii. Related-Party Transactions. The Audit Committee shall review all "related party transactions" (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.

          iv. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D. PROCEDURES AND ADMINISTRATION

     1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with the Independent Auditor and Company management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

     2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

     3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

     4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

     5. Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

     6. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

     7. Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

PROXY

                                 VITALWORKS INC.
                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
            ANNUAL MEETING OF STOCKHOLDERS ON WEDNESDAY, JUNE 9, 2004

      The undersigned hereby appoints JOSEPH M. WALSH, MICHAEL A. MANTO and STEPHEN HICKS, and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of common stock of VitalWorks Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Wednesday, June 9, 2004 at 10:00 a.m., local time, at the Lounsbury House, 316 Main Street, Ridgefield, Connecticut 06877, or at any adjournment thereof, upon matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the Annual Meeting of Stockholders or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

(1) To elect the seven (7) directors listed below to serve until the 2005 Annual Meeting of Stockholders:

      [ ] FOR all nominees listed            [ ] WITHHOLD AUTHORITY
                                                 to vote for all nominees listed
          Joseph M. Walsh
          Kenneth R. Adams
          Stephen J. DeNelsky
          Stephen N. Kahane, M.D., M.S.
          Michael A. Manto
          David B. Shepherd
          Lisa W. Zappala


     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
           STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

                (Continued, and to be signed, on the other side)

                         (Continued from the other side)

(2) To ratify the appointment of BDO Seidman, LLP as independent auditors for VitalWorks Inc. for the year ending December 31, 2004:

                   [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE
    PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON BOTH SIDES OF THIS PROXY.

                                        Date _______________, 2004


                                        ________________________________________


                                        ________________________________________


                                        ________________________________________

                                        Please sign exactly as your name or
                                        names appear hereon. Where more than one owner is shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.

      PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ON WEDNESDAY, JUNE 9, 2004. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.